Fees Summary	Jun. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,042,200.00
Previously Paid Amount	0.00
Total Fee Amount	143.93
Total Offset Amount	143.93
Net Fee	$ 0.00